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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2002


                              KANA SOFTWARE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



        000-27163                                   77-0435679
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       (Commission                                 (IRS Employer
       File Number)                              Identification No.)



     181 Constitution Drive, Menlo Park, CA                  94025
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   (Address of principal executive offices)                (Zip Code)


                                 (650) 614-8300
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                         (Registrant's telephone number)


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          (Former name or former address, if changed since last report)



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ITEM 5:   OTHER EVENTS.

     On January 14, 2002, Kana Software, Inc. issued a press release announcing that its Board of Directors has withdrawn its recommendation to the Kana stockholders that they vote in favor of the proposal described in the definitive proxy statement filed with the Securities and Exchange Commission on December 28, 2001 and sent to Kana stockholders in connection with the special meeting of stockholders to approve the issuance by Kana of up to $45 million of 8% Series A convertible preferred stock in a private placement. Kana's Board of Directors now recommends that stockholders vote against the proposed financing.

     A copy of such press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein and in the definitive proxy statement described above by reference.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)   Exhibits.

          The following exhibit is filed herewith:

99.01    Press release dated January 14, 2002



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 2002                KANA SOFTWARE, INC.


                                       By:   /s/  Eric H. Willgohs
                                             -----------------------------------
                                             Eric H. Willgohs
                                             Secretary



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                                  EXHIBIT INDEX

Exhibit
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99.01    Press release dated January 14, 2002